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                                                                    Exhibit 99.3

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the filing of the Annual Report on Form 10-K for the fiscal year ended September 29, 2002 (the "Report") by Overhill Farms, Inc. ("Registrant"), the undersigned hereby certifies that:

          1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                 By:  /s/ Richard A. Horvath
                                      -----------------------------------------
                                      Richard A. Horvath  Senior Vice President,
                                      Secretary and Chief Financial Officer